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                                                                    EXHIBIT 10.3

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

            THIS AMENDMENT TO EMPLOYMENT AGREEMENT entered into and effective as of November 12, 2004, among, ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("ADLT"), and WAYNE R. HELLMAN ("EMPLOYEE");

                                    RECITALS

            WHEREAS, ADLT and Employee have entered into an Employment Agreement, dated as of December 10, 2003, relating to Employee's employment (the "Original Agreement"); and

            WHEREAS, ADLT and Employee desire to amend the terms of the Original Agreement to reduce the amount the Additional Bonuses to be applied to ADLT's loan to the Employee to the amount of the after-tax proceeds of such bonuses,

            NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

                                    AGREEMENT

      1. Item II of Exhibit A to the Original Agreement is hereby amended to read in its entirety as follows:

                  II. ADDITIONAL BONUS

        Subject to Section 6, Employee will receive additional bonuses of : (1) on July 1, 2004, $2,027,000 (of which an amount equal to the after-tax proceeds of such additional bonus shall be applied to the outstanding loan by the Company to Employee, with the remaining amount being, first, applied to required withholding obligations of the Company and, second, any remaining amount paid to Employee for payment of taxes); and (2) on July 1, 2005, $2,027,000 (of which an amount equal to the after-tax proceeds of such additional bonus shall be applied to the outstanding loan by the Company to Employee, with the remaining amount being, first, applied to required withholding obligations of the Company and, second, any remaining amount paid to Employee for payment of taxes).

      2. This Amendment shall be governed by and construed according to the laws of the State of Ohio.

      3. All initially capitalized terms that are used but not defined herein have the meaning ascribed to them in the Original Agreement. As used in this Amendment and in the Original Agreement, as amended hereby, the term "Employment Agreement" shall mean the Original Agreement as amended by this Amendment.

      4. This Amendment only modifies the Original Agreement to the extent provided for herein, and the Original Agreement shall otherwise remain in full force and effect without interruption.

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      5.    This Amendment and the Original Agreement, as amended hereby, constitute the entire agreement between the parties with respect to the matters subject to this agreement and all prior and contemporaneous agreements or discussions, written or oral, with respect thereto have no force or effect whatsoever. If any amendment of the terms of Original Agreement contained in this Amendment shall be contrary to applicable law, such amendment shall be of no force or effect and the Employment Agreement shall remain in full force and effect without any such amendment.

            IN WITNESS WHEREOF, ADLT and Employee have caused this Amendment to be duly executed and delivered as of the date first above written.

                                            /s/ Wayne R. Hellman
                                            ------------------------------------
                                            WAYNE R. HELLMAN

                                            ADVANCED LIGHTING TECHNOLOGIES, INC.

                                            By:   /s/ Wayne J. Vespoli
                                                  ------------------------------

                                            Name:  Wayne J. Vespoli
                                                  ------------------------------

                                            Its:  EVP and Treasurer

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